Exhibit 32.2


                             CHIEF FINANCIAL OFFICER
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, [ ], Chief Financial Officer of ACNB Corporation (the "Company"), hereby certify that, to the best of my knowledge, the Company's Annual Report on Form 10-K for the period ended December 31, 2004 (the "Report"):

         1. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the year ended December 31, 2004.


Date:    [               ]               By:    /s/  John W. Krichten
                                                Chief Financial Officer




The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.

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